Exhibit 99.2 Corporate overview January 2025

Disclosures The information contained in this presentation has been prepared by Spyre Therapeutics, Inc. and its affiliates (“Spyre” or the “Company”) and contains information pertaining to the business and operations of the Company. The information contained in this presentation: (a) is provided as at the date hereof, is subject to change without notice, and is based on publicly available information, internally developed data as well as third party information from other sources; (b) does not purport to contain all the information that may be necessary or desirable to fully and accurately evaluate an investment in the Company; (c) is not to be considered as a recommendation by the Company that any person make an investment in the Company; (d) is for information purposes only and shall not constitute an offer to buy, sell, issue or subscribe for, or the solicitation of an offer to buy, sell or issue, or subscribe for any securities of the Company in any jurisdiction in which such offer, solicitation or sale would be unlawful. Where any opinion or belief is expressed in this presentation, it is based on certain assumptions and limitations and is an expression of present opinion or belief only. This presentation should not be construed as legal, financial or tax advice to any individual, as each individual’s circumstances are different. This document is for informational purposes only and should not be considered a solicitation or recommendation to purchase, sell or hold a security. Forward-Looking Information Certain information set forth in this presentation contains “forward-looking statements” within the meaning of applicable United States securities legislation. Except for statements of historical fact, certain information contained herein constitutes forward-looking statements which include but are not limited to statements regarding: our business strategy, including our ability to develop best-in-class therapeutics for inflammatory bowel disease (IBD) or rheumatoid arthritis (RA) that meaningfully improve both efficacy and convenience compared to today’s standard of care our ability to develop first-in-class therapeutics for RA; our plans to expand the development of our product candidates, including SPY002, to indications beyond IBD and RA; the expected timing of Phase 1 trial for SPY003, including timing of trial initiation and data readouts; the SPY001 phase 1 trial final data readouts not being consistent with or being different than the interim Phase 1 results; the efficacy, safety, tolerability, convenience and commercial viability of SPY001 and our other product candidates; the planned induction and maintenance dosing regimen for SPY001 and our other product candidates; the potential for increased or accelerated efficacy; the therapeutic benefits of our product candidates as monotherapies or in combinations and their extended half-life; the expected design, patient population and timing of the platform Phase 2 trial, including timing of each cohort and data readouts; potential cost savings from the Phase 2 trial design; potential alignment with regulatory authorities and anticipated regulatory submissions; expected timing for regulatory feedback; estimated market sizes and potential market opportunities; expectations regarding patient, investigator and physician preferences; the potential for a Q3M-Q6M dosing profile for our product candidates; expectations regarding our potential therapeutic combinations and the potential benefits thereof; the Company’s expected cash, cash equivalents and short-term investments of approximately $603 million as of December 31, 2024; estimated cash runway lasting into second half of 2028 and management’s assessment of future plans and operations which are based on current internal expectations, estimates, projections, assumptions and beliefs, which may prove to be incorrect. Forward-looking statements can often be identified by the use of words such as “may”, “will”, “could”, “would”, “anticipate”, ‘believe”, expect”, “intend”, “potential”, “estimate”, “scheduled”, “plans”, “planned”, “forecasts”, “goals” and similar expressions or the negatives thereof. Forward-looking statements are neither historical facts nor assurances of future performance. Forward-looking statements are based on a number of factors and assumptions made by management and considered reasonable at the time such information is provided, and forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements, including those uncertainties and factors described under the heading “Risk Factors,” “Risk Factor Summary” and “Note about Forward-Looking Statements” in the Company’s most recent Annual Report on Form 10-K, as supplemented and updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that the Company has filed or will file with the SEC, as well as discussions of potential risks, uncertainties, and other filings by the Company from time to time, as well as risk factors associated with companies that operate in the biopharma industry, including those associated with the uncertainties of drug development. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and other cautionary statements or other factors contained herein. Although management believes that the expectations conveyed by forward-looking statements herein are reasonable based on information available on the date such forward-looking statements are made, there can be no assurance that forward looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The forward-looking statements contained herein are presented for the purposes of assisting readers in understanding the Company’s plan, objectives and goals and may not be appropriate for other purposes. The reader is cautioned not to place undue reliance on forward-looking statements. Industry Information This presentation also contains or references certain industry data that is based upon information from independent industry publications, market research, and surveys and other publicly available sources. Although the Company believes these sources to be generally reliable, such information is subject to interpretation and cannot be verified with complete certainty due to limits on the availability and reliability of data, the voluntary nature of the data gathering process and other inherent limitations and uncertainties. The Company has not independently verified any of the data from third party sources referred to in this presentation and accordingly, the Company makes no representation or warranty as to the origin, validity, accuracy, completeness, currency or reliability of the information in this presentation. 2

Engineering for new heights in the treatment of IBD & beyond

Our strategy | **Our pipeline**

POTENTIAL SC Q3M-Q6M DOSING*	INDICATION	TARGET	PROGRAM[1]	PRECLIN.	PHASE 1	PHASE 2	PHASE 3
Next-generation monotherapies	Ulcerative Colitis	α4β7	SPY001			2Q25: SPY002 Ph1 data 2H25: SPY003 Ph1 data Mid-2025: Ph2 initiation 2026: Ph2 open-label data 2027: Ph2 pbo-controlled data	
		TL1A	SPY002				
		IL-23	SPY003				
Paradigm-changing combinations		α4β7 + TL1A	SPY120			2027: Ph2 pbo-controlled data	
		α4β7 + IL-23	SPY130				
		TL1A + IL-23	SPY230				
Indication expansion	Rheumatoid Arthritis	TL1A	SPY002			Mid-2025: Ph2 initiation 2026: Ph2 data	

[1]Spyre holds exclusive worldwide licensed rights for SPY001, SPY002, and SPY003 from Paragon Therapeutics, Inc. SPY003 license is restricted to IBD, all other program licenses are unrestricted as to indication. *SC=subcutaneous, Q3M-Q6M dosing profiles are expected maintenance profiles based on human PK simulations. All of the milestones for data including timing are as anticipated or expected as of the date of this presentation and subject to regulatory feedback.

SPYRE

3

Multiple opportunities for value creation with next-gen monotherapies and paradigm-changing combinations

Next-generation monotherapies

Monoclonal antibody candidates engineered for optimized potency, selectivity, and PK

α4β7 | TL1A | IL-23

Paradigm-changing IBD combinations

Fixed-dose-combinations designed to enable superior efficacy, safety, and convenience

α4β7 + TL1A | α4β7 + IL-23 | IL-23 + TL1A

\+

TL1A indication expansion

Pipeline-in-a-product potential in diseases with FIC and BIC opportunity, starting with RA

RA | ... | ...

SPYRE 4

Next-generation monotherapies

Our next-generation antibodies are engineered to match or exceed the potency of first-generation molecules … SPY001 (α4β7) in vitro potency SPY002 (TL1A) in vitro potency SPY003 (IL-23) in vitro potency SPY001 SPY002 SPY003 Risankizumab Vedolizumab Tulisokibart 60 100 50 100 80 40 60 30 40 50 20 20 10 0 0 0 0.01 0.1 1 10 0.001 0.01 0.1 1 10 100 0.01 0.1 1 10 100 mAb Concentration (nM) mAb Concentration (nM) mAb Concentration (nM) Potential for comparable efficacy at similar or lower doses Potential upside: Improved efficacy with higher exposures Note: Data on file. Details on number of replicates per study are included in later sections. SPY001 assay reports inhibition of cells expressing α4β7 binding to MAdCAM-1. SPY002 assay reports inhibition of TL1A-induced apoptosis in TF-1 cells. SPY003 assay reports inhibition of cellular STAT3 signaling. Vedolizumab, tulisokibart, and risankizumab are synthesized comparator antibodies. 6 %Inhibition %Inhibition % Inhibition

… and share a YTE backbone that significantly extends half-life … SPY001 (α4β7) Human PK SPY002 (TL1A) NHP PK SPY003 (IL-23) NHP PK SPY001 t = >90 days SPY002 t = ~24 days SPY003 t = ~30 days 1/2 1/2 1/2 Risankizumab t = ~9 days Vedolizumab t = ~25 days Tulisokibart t = ~12 days 1/2 1/2 1/2 1000 1000 100 100 10 10 1 1 0 14 28 42 56 70 84 98 0 14 28 42 56 70 84 98 Days Days Greater than 2-3x half-life extension vs. competitor molecules across our portfolio Note: Human PK data in this presentation are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head-to-head clinical trials have been conducted. Vedolizumab PopPK simulation based on published PK parameters of vedolizumab, Rosario, M, et. al. (2015). Data on file. Pharmacokinetic data shown for SPY002, SPY003, tulisokibart, and risankizumab are from NHP studies, details on number of animals per study are included in later sections. Tulisokibart, and risankizumab are synthesized comparator antibodies. 7 Serum Conc. (µg/mL) Serum Conc. (μg/mL) Serum Conc. (μg/mL)

… supporting projected unified and less frequent dosing across our portfolio

SPY001 (α4β7) Human PK Simulation



SPY001
Vedolizumab
Serum Conc. (μg/mL)
250
200
150
100
50
0
0
12
24
36
48
Time (Wk)

SPY002 (TL1A) Human PK Simulation



SPY002
Tulisokibart
Serum Conc. (μg/mL)
300
200
100
0
0
12
24
36
48
Time (Wk)

SPY003 (IL-23) Human PK Simulation



SPY003
Risankizumab
Serum Conc. (μg/mL)
400
200
0
0
12
24
36
48
Time (Wk)

Potential unified Q3M-Q6M SC maintenance dosing

Versus Q2W-Q8W dosing for competitor molecules

Note: Date on file, figures show median +/- interquartile range. PK simulation for comparator molecules based on published clinical data.

SPYRE

8

Phase 1 data from all molecules are expected by 2H 2025 2024 2025 SPY001 (α4β7) ü Interim data – Nov2024 Phase 1 üFPI – June 2024 SPY002 (TL1A) Interim data – 2Q 2025 Phase 1 ü FPI – Q4 2024 SPY003 (IL-23) Interim data – 2H 2025 Phase 1 FPI – Q1 2025 Anticipated milestones as of January 13, 2025 subject to regulatory feedback. 9

Paradigm-changing combinations

Our MOAs were rationally chosen based on attractive risk-benefit profiles

Induction clinical remission rates (pbo-adjusted) by MOA



100
80
60
40
20
0
2030 IBD SALES[1]:
~$8B
Stronger efficacy in UC
Gut-selective MOA
Acquired for[2]:
~$12B
Encouraging efficacy and safety profile in UC and CD
2030 IBD SALES[1]:
~$7B
Stronger efficacy in CD
Well tolerated MOA[3]
Ulcerative colitis
Crohn's disease
Efficacy ceiling
~17%
~8%
~25%
~33%
~16%
~20%
~7%
~24%
~12%
Primary endpoint not met
~25%
~23%

Week	W14 | W6	W12 | W12	W12 | W12	W8 | W4	W10 | W12	W8 | W12
Safety	No black box warning	Not approved	No black box warning	*Black box warning*	*Cardiac monitoring*	*Black box warning*
MOA	α4β7	TL1A	IL-23	TNF	S1P	JAK
Example	Entyvio vedolizumab	TULISOKIBART	Skyrizi risankizumab-rzaa	HUMIRA adalimumab	ZEPOSIA (ozanimod)	RINVOQ upadacitinib

Source: Studies include Entyvio UC (VARSITY, assumes a 10% historical pbo control), CD (GEMINI II); tulisokibart UC (ATREMIS-UC), CD (APOLLO-CD, study was open label and adjusted using a historical pbo rate of 16%); Skyrizi UC (INSPIRE), CD (ADVANCE); Humira UC (ULTRA-II), Humira CD (CLASSIC-1, Bio-naïve patients); Zeposia UC (TRUE NORTH), CD (YELLOWSTONE), Rinvoq UC (U-ACCOMPLISH and U-ACHIEVE), CD (U-EXCEL); [1]EvaluatePharma 2030 Consensus Sales; [2]Merck press release; [3]Ferrante M, et. al. J Crohns Colitis. 2021 Dec 18;15(12):2001-2010. MOA=mechanism of action.

SPYRE
11

Spyre MOAs address the diverse pathophysiology of IBD by targeting distinct pathways

Blockade of α4β7 prevents circulating immune cells from entering inflamed gut tissues



Immune cell trafficking into gut tissues
anti-α4β7
α4β7
MAdCAM-1
GI inflammation

Neutralization of TL1A suppresses inflammation and reduces fibrosis by inhibiting fibroblast activation



T cell proliferation, cytokine production, inflammation
anti-TL1A
TL1A
NKT
IL-13
IL-4
T_H17
IL-17
TNF
T_H2
IL-4
IL-5
IL-13
T_H1
TNF
IFNγ
Collagen production, fibrosis
Fibroblast
Collagen

Neutralization of IL-23 inhibits cascade of various proinflammatory cytokines anti-IL-23
p19
p40
IL-23R
T cell differentiation, cytokine production, inflammation
IL-17A
IL-17F
TNF
STAT3
STAT3
P
P
RORγt

Created with BioRender.com; Neurath, Markus F. Nature Reviews Gastroenterology & Hepatology 14.5 (2017): 269-278; Solitano, Virginia, et al. Med (2024).

SPYRE
12

JNJ’s VEGA study demonstrated the power of combination therapy in IBD VEGA combination study (N=71/arm) – Ulcerative colitis ~Additive absolute W12 MMS clinical remission rates Δ+22% 47% 22% 25% 24% 25% Anti-TNF Anti-IL23 Combination (Golimumab) (Guselkumab) BLACK BOX WARNING PROBABLE BLACK BOX Sources: Feagan, B. G. et al. Lancet Gastroenterol. Hepatol. 8, 307–320 (2023). 13

Spyre combinations are rational alternatives to combos with clinical precedent

Clinical trial	Precedent combination		Spyre combinations & rationale	
		Spyre component exchange		
EXPLORER[1] Crohn's – Endoscopic remission %	α4β7 +	TNF ⇆ TL1A	**SPY120**	• Exchange TNF for another TNF superfamily targeting agent • TL1A efficacy and safety appears superior on a cross-trial basis
VEGA[2] UC – MMS remission %	IL-23 +	TNF ⇆ α4β7	**SPY130**	• Exchange TNF for a safer and more effective class • Entyvio was superior to Humira in H2H clinical studies (VARSITY)
VEGA[2] UC – MMS remission %	IL-23 +	TNF ⇆ TL1A	**SPY230**	• Exchange TNF for another TNF superfamily targeting agent • TL1A efficacy and safety appears superior on a cross-trial basis



27%
30%
35%
Anti-α4β7
Anti-TNF
Combination



24%
25%
47%
Anti-IL23
Anti-TNF
Combination



24%
25%
47%
Anti-IL23
Anti-TNF
Combination

Note: [1]EXPLORER meta-analysis assumes a 27% remission rate for vedolizumab and 30% remission rate for adalimumab; EXPLORER included methotrexate treatment

Source: [1]Colombel, Jean-Frederic, et al. Clinical Gastroenterology and Hepatology 22.7 (2024): 1487-1496. [2]Feagan, Brian G., et al. The Lancet Gastroenterology & Hepatology 8.4 (2023): 307-320;

SPYRE
14

Spyre monotherapies and combinations have potential best-in-indication Q3M & Q6M dosing profile for IBD 1 Expected Annual Maintenance Dosing Category Benchmark Annual injections SPY001 2 - 4x SC Q3M-Q6M SPY002 2 - 4x SC Q3M-Q6M SPY003 2 - 4x SC Q3M-Q6M Portfolio SPY120/130/230 2 - 4x SC Q3M-Q6M α4β7 Mono Entyvio 26x SC Q2W 2 TL1A Mono Tulisokibart 13 - 26x SC Q2-Q4W IL-23 Mono Skyrizi 6x OBI Q8W Simponi TNF Mono 12x SC Q4W Black box 3 JNJ’4804 Combos 12x SC Q4W Probable black box 1 2 3 Source: Product labels and disclosed clinical trials. Annual injections after induction doses; Based on NCT06430801 Version 1 JNJ’4804 is Johnson and Johnson’s combination of Simponi (anti-TNF) and Tremfya (anti-IL-23); OBI=on body injector 15

Spyre’s portfolio uniquely enables product profiles with potential superior efficacy and convenience ILLUSTRATIVE 80 60 Potential to break the efficacy ceiling with 40 SPY120 SPY130 SPY230 combinations JNJ’4804 TNF+IL-23 combo Potential for best-in- 1 (VEGA ) class efficacy with SPY001 SPY002 SPY003 higher exposures 20 Standard of care IBD biologics Potential for Q3M & Q6M dosing profiles 0 1 2 3 4 5 6 Maintenance dosing interval (months) 1 Note: VEGA trial was not pbo-controlled. 16 Pbo-adjusted clinical remission (%)

Spyre's planned platform trial enables multiple placebo-controlled readouts of monotherapies and combinations

Design elements

Design

- Master protocol platform trial
- Double blind, placebo-controlled

Population

- Moderately-to-severely active ulcerative colitis
- N = ~600

Key endpoints

- Primary: Clinical remission (W12)
- Secondary: Endoscopic improvement (W12), Clinical response (W12), Histological improvement (W12), Histologic-endoscopic improvement (W12)

Illustrative schematic

Pending regulatory feedback


R[1]
SPY001 (α4β7)
SPY002 (TL1A)
SPY003 (IL-23)
SPY120 (α4β7 + TL1A)
SPY130 (α4β7 + IL-23)
SPY230 (TL1A + IL-23)
Placebo

Platform design allows cohorts to be added over time. Anticipate initiating trial with monotherapies beginning in mid-2025 with open-label mono readouts beginning in mid-2026.

Notes: [1]Randomization among active arms; all arms may not start and finish simultaneously

SPYRE
17

Comparison to other trials highlights potential advantage of designing a portfolio from the ground up w/ unified dosing 1 rd 2 Planned platform trial Example 3 party platform trial Induction (12W) Maintenance (through 24W) Trial arm Induction (12W) Maintenance (through 26W) Trial arm Placebo Q3M Q4W Mono 1 SPY001 Q3M Q2W Mono 2 Q3M SPY002 Q3M SPY003 Q8W Mono 3 Q3M SPY120 Q2W Combo 1 SPY130 Q3M Q4W Combo 2 SPY230 Q3M ü Unified dosing intervals and formats enables blinded trial × Unblinded, open-label trial ü Two IV induction doses, Q3M-Q6M SC chronic dosing × Mix of IV, SC, and OBI routes of administration ü Clear approach to advance coformulation for Ph3; >180mg/mL × Combos default to highest dosing frequency (Q2W or Q4W) citrate-free formulations in development for all SPY product × Unclear strategy to single product combination for Ph3 candidates 1 2 Note: Pending regulator feedback; Inferred dosing regimen based on Clinicaltrials.gov posting and dosing regimens of individual agents in commercial or prior monotherapy clinical trial settings. OBI=on body injector 18

Platform design is attractive to patients and investigators with 6 ways to win at up to 40% lower cost 6 High enthusiasm 6 ways to win Operational efficiency With 3 combination arms and Including 3 optimized monotherapies & Up to 40% lower cost vs. low placebo randomization rate 3 paradigm-changing combinations individual Ph2 trials Startup activities underway with FPI anticipated in mid-2025, pending regulatory feedback 19

Optimized coformulations are the preferred approach for inhibiting multiple targets in IBD Allows for dose optimization Coformulations allow opportunity for adjustment of antibody ratios to achieve of each component desired concentration of each mAb Coformulations retain extension of monoclonal half-lives and support extended Extended dosing intervals dosing intervals Potentially improved Coformulations have the potential to retain or improve immunogenicity profile of immunogenicity profile monotherapy antibody components Appropriate for targets in α4β7 exists on circulating immune cells whereas IL-23 and TL1A are cytokines different compartments located in inflamed tissue 20

>100 surveyed gastros showed a strong preference for long-acting, safe combinations with efficacy +10pp over monos

Relative preference share of hypothetical IBD market entrants


~7x
~3x
Hypothetical TNF-like agent
Hypothetical monthly TNF combo
Hypothetical Q3M Spyre combo

Profile tested

	Hypothetical TNF-like agent	Hypothetical monthly TNF combo	Hypothetical Q3M Spyre combo
Efficacy MMS clinical remission	~25%	~35%	~35%
Safety	Black box	Black box	No black box
Dosing	Q1M	Q1M	Q3M

Source: Spyre conjoint survey of >100 U.S. gastroenterologists

SPYRE
21

TL1A indication expansion

TL1A has scientific rationale across multiple diseases

TL1A exacerbates inflammation and fibrosis



T cell proliferation, cytokine production, inflammation
NKT
IL-13
IL-4
Th17
IL-17
TNF
TL1A
Th2
IL-4
IL-5
IL-13
Th1
TNF
IFNγ
Collagen production, fibrosis
Fibroblast
Collagen

TL1A has been implicated in a wide range of human diseases[1] based on genetic, proteomic, and/or preclinical data

Not exhaustive

Gastroenterology	• Ulcerative colitis (UC) • Crohn's disease (CD)
Rheumatology	• Rheumatoid arthritis (RA) • Systemic lupus erythematosus (SLE) • Axial spondyloarthritis (axSpA) • Psoriatic arthritis (PsA)
Pulmonology	• Systemic sclerosis-interstitial lung disease (SSc-ILD) • Asthma • Pulmonary sarcoidosis
Dermatology	• Psoriasis (PsO) • Hidradenitis suppurativa (HS) • Atopic dermatitis (AD)

Note: Figure created with BioRender.com; [1]Non-exhaustive.
Source: Hisamoto, T. et al. Int. J. Mol. Sci. 24, 1813 (2023); Herro, R. et al. J. Immunol. 205(9), 2414-2422 (2020); Ma, C. et al. Int. Immunopharm. 137, 112360 (2024); Richard, A. et al. JLB 3(98), 333-345 (2015); Song, Y. et al. Arthritis Research & Therapy 22, 106 (2020); Xu, W. et al. Frontiers in Immunology 13, 891328 (2022).

SPYRE
23

Rheumatoid arthritis (RA) is a foothold to the >$30B rheumatology market WW Sales by indication (2028E) No novel MOAs have been introduced in RA since U.S. Dollars 2012 despite the potential for multi-$B peak sales MOA entry year and global peak sales IBD 1998 2005 2006 2011 2012 2025 Rheumatology >100% TNF CD20 JAK ~$18B ~$1B ~$5B ~$18B RA CD80/86 IL-6 ~$4B ~$4B ~$18B ~$18B CD ~$12B ~$12B UC Source: Barclays UCB Immunology Deep Dive (2023); Evaluate Pharma (2024); company websites. 24

Significant unmet need remains in RA despite multiple approved MOAs 60 Support for SPY002 TPP TNF CD80/86 CD20 IL-6 50 § Novel MOAs are still needed to treat RA, particularly for refractory patients who cycle through all MOAs 40 “ … We need more new medicines with new mechanisms of action, as we know some patients won’t respond …” - Rheumatologist, Academic Medical Center 30 Potential for novel MOA with comparable- to-better efficacy and improved SC dosing frequency (Q3M-Q6M)§ Many patients will prefer less frequently dosed 20 therapies, assuming similar (or better) efficacy “… The idea that you could take a medicine twice a year 10 and get similar efficacy would be very attractive ...” - Rheumatologist, Private Practice 0 0 2 4 6 8 10 12 14 16 18 20 22 24 26 Dosing interval (weeks) 1 Note: Data at 12W or 16W if 24W unavailable; data from studies with all MTX- and bDMARD-naïve patients were excluded; For Rituxan, each dose requires 2 infusions separated by 2 weeks; Anakinra not shown (~9% pbo-adjusted ACR40 and QD (once-daily) SC dosing). TPP=target product profile. 25 1 Efficacy (pbo-adjusted ACR50 at 6 months , %)

Multiple published studies support anti-TL1A as a potential treatment option in RA TL1A is elevated in RA patients relative to healthy TL1A administration exacerbates arthritis in murine models 1, 2, 3 2,4 controls & increases with disease severity and administration of anti-TL1A reduces arthritis TL1A serum concentration TL1A serum concentration Murine arthritis score Anti-TL1A dramatically reduces erosions in hind paws of CIA mice p < 0.001 p = 0.009 p < 0.05 Ig Healthy RA patients Moderate RA Severe RA 0 1 10 100 No CIA anti-TL1A control TL1A concentration (ng) 1 2 3 4 Source: Sun, X. et al. Scand. J. Rheumatol. 42(2), 97-101 (2013); Song, Y. et al. Arthritis Res. Ther., 22(1), 106 (2020); Bamias, G., Clin. Immunol., 129(2), 249-255 (2008); Bull, M., et al. J. Exp. Med. 205(11); Charts are illustrative representations of figures within data sources. CIA=collagen-induced arthritis 26

Spyre anti-TL1A antibody meets or exceeds the efficacy of etanercept (anti-TNF) in rat models of RA Superior efficacy vs. anti-TNF in semi-preventative model Comparable efficacy vs. anti-TNF in therapeutic model Healthy Healthy 8 8 Vehicle Vehicle Isotype control Isotype control 6 6 Etanercept Etanercept anti-TL1A 4 anti-TL1A 4 * * 2 2 * * * 0 0 0 10 20 30 0 10 20 30 Day Day Collagen Collagen immunization immunization etanercept (anti-TNF) etanercept (anti-TNF) anti-TL1A anti-TL1A Start of Start of treatment treatment Note: * P< 0.0001 vs. isotype control; 2-way ANOVA using Dunnett's correction for multiple comparisons. 27 Arthritis score Arthritis score

Spyre anticipates RA Ph2 initiation in mid-2025 with topline data expected 2H26 2024 2025 2026 SPY002-072 (TL1A) Phase 1 (Healthy volunteers) FPI 4Q24 SPY002-091 (TL1A) Phase 1 (Healthy volunteers) FPI Interim data & molecule selection 4Q24 2Q25 SPY002 (TL1A) FPI Topline results Phase 2 (RA patients) Mid-2025 2H26 Anticipated milestones as of January 13, 2025, subject to regulatory feedback. 28

Corporate Team and cash runway

Leadership Scott Burrows Brian Connolly Melissa Cooper Paul Fehlner Joshua Friedman Janet Gunzner-Toste Chief Financial Officer Chief Technical Officer SVP, People SVP, Chief Intellectual SVP, Clinical Development SVP, Operations Property Counsel MiRa Huyghe Heidy King-Jones Justin LaFountaine Deanna Nguyen Sheldon Sloan Andrew Spencer Cameron Turtle SVP, Development Chief Legal Officer and SVP, Corporate SVP, Clinical Chief Medical Officer SVP, Preclinical Research Chief Executive Officer Operations Corporate Secretary Development Development and Development 30

Board of Directors Peter Harwin Michael Henderson Tomas Kiselak Jeffrey Albers Mark McKenna Sandra Milligan Laurie Stelzer Cameron Turtle 31

Catalyst rich 2025 planned with expected Ph1 readouts on TL1A and IL-23 programs and multiple Ph2 initiations

	2025		2026
SPY001 (α4β7)		❑ UC Platform Ph2 Initiation	❑ **UC Ph2 data**
SPY002 (TL1A)	❑ **Ph1 data (2Q)**	❑ RA Ph2 Initiation	❑ **UC Ph2 data** ❑ **RA Ph2 data**
SPY003 (IL-23)	❑ Ph1 Initiation (1Q)	❑ **Ph1 data**	❑ **UC Ph2 data**
External events		❑ **DUET-UC/CD Ph2b** *JNJ TNF + IL-23 combo*	

Anticipated milestones as of January 13, 2025 subject to regulatory feedback.

SPYRE

32

Cash and shares outstanding 1 $603M preliminary cash as of December 31, 2024 Number of shares (M) Expected runway into 2H 2028 Common stock • Shares outstanding 60.3 • Series A preferred stock 13.8 Common stock equivalents • Series B preferred stock 0.7 Common stock and common • Total outstanding 74.8 2 stock equivalents 1 Notes: Cash includes cash, cash equivalents, & marketable securities as of 12/31/24 on a preliminary and unaudited basis, subject to adjustment. The Company expects to report its final and complete fourth 2 quarter and full-year 2024 financial results in late February 2025; Shares outstanding on a pro forma and as-converted basis as of 12/31/24, which (i) gives effect to the full conversion of the Company’s preferred stock, and (ii) disregards beneficial ownership limitations that may limit the ability of certain holders of preferred stock to convert into common stock. 33

Thank you

SPY001 Appendix Next-generation anti-α4β7 antibody

SPY001 is engineered to have next-generation antibody properties Identical epitope target as vedolizumab with comparable potency and selectivity in vitro >90-day human half-life supports both Q3M and Q6M SC maintenance dosing regimens IND-enabling tox studies completed with NOAEL at the highest dose tested High concentration (180 mg/mL) citrate-free SC formulations developed for clinical studies SPY001 Phase 1 study ongoing with interim data announced Nov. 2024 36

SPY001 potency & selectivity match vedolizumab in vitro SPY001 & vedolizumab epitope Potent and selective inhibition of cellular adhesion SPY001 and SPY001 and vedolizumab potently inhibit No inhibition of unwanted VCAM-1- vedolizumab MAdCAM-1-mediated (gut) cellular adhesion mediated (CNS) cellular adhesion bind the same α4 Subunit epitope 70 SPY001 (IC = 86 pM) 50 70 SPY001 Vedolizumab (IC = 83 pM) 50 Vedolizumab 60 60 (α4β1) Natalizumab β7 Subunit 50 50 40 40 30 30 20 20 Potent and selective binding to α4β7 10 10 1 0 Antibodyα4β7α4β1αEβ7 0 -10 2 2 SPY001 K <1 nM NB NB 0.01 0.1 1 10 D 0.001 0.01 0.1 1 10 100 mAb Concentration (nM) mAb Concentration (nM) 2 2 Vedolizumab K <1 nM NB NB D 1 Dissociation constant (K ) measured by surface plasmon resonance (SPR) D 2 NB = no binding by a particular antibody to a test molecule Source: Data on file. Vedolizumab is a synthesized comparator antibody. 37 %Inhibition of Total Adhesion (Integrin-mediated Adhesion by MAdCAM-1) %Inhibition of Total Adhesion (Integrin-mediated Adhesion by VCAM-1)

SPY001 Phase 1 trial is ongoing - interim data includes up to 4 months of follow up (10/30/24 data cutoff)

Trial design elements

Design

- Double-blind, pbo-controlled, first-in-human trial
- Nested SAD and MAD cohorts

Population

- Healthy adult volunteers
- N=8/cohort (3:1 randomization)

Endpoints

- Primary: Safety
- Secondary: Pharmacokinetics, anti-drug antibodies (ADAs)
- Exploratory: Pharmacodynamic markers

Single ascending dose follow up

Dose	Follow up
300 mg SC	~4 months
600 mg SC	~3 months
1000 mg SC	~2 months
1000 mg IV	~1 month
100 mg SC	~1 month

Multiple ascending dose follow up

Dose	Follow up
300 mg SC	~2 months
600 mg IV	~1 month

SPYRE

38

Interim data show SPY001 was well tolerated with a favorable safety profile SAD MAD 100 mg 300 mg 600 mg 1000 mg 1000 mg Pooled 300 mg 600 mg Pooled N (%) N= 8 8 8 8 8 40 8 8 16 At least one 1 (13%) 3 (38%) 2 (25%) 3 (38%) 0 9 (23%) 2 (25%) 3 (38%) 5 (31%) TEAE At least one 0 0 0 0 0 0 0 0 0 TESAE At least one Drug-related 0 0 0 1 (13%) 0 1 (3%) 0 0 0 1 AE At least one 0 0 0 0 0 0 0 0 0 ≥Grade 2 TEAE 1 TEAE=treatment-emergent adverse events. TESAE=treatment-emergent serious adverse events. Injection site discomfort starting 6 hours after 4 SC injections and resolved 2 hours later without intervention. 39

Interim data demonstrated >90-day half-life, which exceeded expectations (~4-fold vs. published vedo half-life[1])

SPY001 simulated concentration-time profile



SPY001 300mg SC
Vedolizumab 300mg SC
Median +/- IQR
100.0
10.0
1.0
0.1
Serum Conc. (µg/mL)
0
8
16
24
32
40
48
Time (Wk)

Human half-life



SPY001
>90 days
VEDO
~25 days
~4-fold

Note: [1]Human PK data in this presentation are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head-to-head clinical trials have been conducted. Vedolizumab PopPK simulation based on published PK parameters of vedolizumab, Rosario, M, et. al. (2015).

SPYRE

40

SPY001 exhibits dose-proportional pharmacokinetics SAD mean PK profiles MAD mean PK profiles t > 100 days 1/2 t = 91 days 1/2 1 Dose proportionality observed between 300 - 1000 mg Initial MAD PK consistent with SAD PK 1 Note: Cohorts with sufficient follow up for dose proportionality assessment. 41 Mean Serum Conc. (µg/mL) Mean Serum Conc. (µg/mL)

Modeled Phase 2 induction exposures exceeded those of vedolizumab with all patients anticipated in quartile 4 Potential upside: Greater remission w/ higher exposure Phase 2 Induction human PK simulations Targeting all patients with W6 1 Vedolizumab Week 14 Deep Remission Rates in UC (%) concentration in Quartile 4 SPY001 By Week 6 trough concentration quartile ~100% Vedolizumab 100 Median +/- IQR 50 Quartile 4 ~25% 37% (41-100 µg/mL) 0 Vedo SPY001 Quartile 3 31% (32-41 µg/mL) Quartile 2 20% Vedo W6 Quartile 4 (25-32 µg/mL) Quartile 1 12% (2-25 µg/mL) +25% FDA pharmacology review recommended testing higher vedo doses 2 post-marketing with the aim to improve induction efficacy 1 2 Source: Casteele, N. V. et al. Aliment. Pharmacol. Ther. 56, 463–476 (2022); Vedolizumab FDA Clinical Pharmacology Review; PK simulation for comparator molecules based on published clinical data. 42 Serum Conc. (µg/mL) % patients in Q4

Population PK modeling for SPY001 supports potential for both Q3M and Q6M maintenance dosing regimens

Maintenance human PK simulations



Induction
Maintenance
2-4x SC maintenance injections per year
Serum Conc. (μg/mL)
250
200
150
100
50
0
Vedo IV C trough
0
12
24
36
48
60
Time (Wk)
SPY001 Q3M SC
SPY001 Q6M SC
Vedolizumab Q2W SC

Data on file, simulations represent median +/- interquartile range.

SPYRE

43

SPY001 saturated α4β7 receptors through ~12-weeks of follow-up after a single dose

% MAdCAM-1 Bound on CD4+ Memory T cells



% MAdCAM-1 Bound
CD4+ Memory T Cells
0
5
10
15
20
0
2
4
6
8
10
12
Time (Wk)
Placebo
300 mg SC
600 mg SC
1000 mg SC

Notes: Data shown are Mean +/- SD for each cohort at each visit; pooled placebo. (n): Placebo (2-6), SPY001 300 mg SC (5-6), SPY001 600 mg SC (6), SPY001 1000 mg SC (6). Data have been slightly offset for visualization.

SPYRE
44

SPY001 Phase 1 interim results summary (10/30/24 cutoff) SPY001 was well tolerated Favorable safety profile across all dose levels Half-life of >90 days, far Potential for as little as twice-yearly maintenance dosing in a single exceeding expectations SC injection compared to 26 yearly SC injections for vedo Ph2 induction dosing to test Potential for increased or accelerated induction efficacy by targeting th higher exposures all patients in the 4 quartile of vedo’s reported E-R relationship PD markers demonstrated target Single dose of SPY001 saturated α4β7 receptors through available 12 engagement weeks of follow-up (inhibition still ongoing) 45

SPY002 Appendix Next-generation anti-TL1A antibody

SPY002 candidates are engineered to achieve an optimal profile Advanced two candidates into Ph1 with novel epitopes that optimize potency and binding profiles in vitro Half-life extension through validated Fc modification to potentially enable Q3M-Q6M SC dosing IND-enabling tox studies completed with NOAEL at the highest dose tested High concentration (200 mg/mL) citrate-free SC formulations developed for clinical studies SPY002 Ph1 study initiated in Q4 2024 47

Each SPY002 development candidate targets a distinct epitope and exhibits unique binding properties Single TL1A subunit epitope Superior or comparable potency in multiple assays Each SPY002 candidate targets a distinct Superior or comparable inhibition of TF-1 Superior or comparable inhibition of IFNγ epitope on a single TL1A monomer apoptosis secretion Duvakitug (TEV-48574) SPY002 candidates RO7790121 RO7790121 (RVT-3101) Duvakitug Tulisokibart Tulisokibart (MK-7240) 100 100 80 80 60 60 40 40 20 20 0 0 • Epitope locations were resolved by CryoEM 0.01 0.1 1 10 100 0.1 1 10 100 1000 10000 100000 mAb Concentration (nM) mAb Concentration (ng/mL) • Illustrative locations are overlayed with the crystal structure of trimeric TL1A Source: Data on file. Duvakitug not benchmarked in IFN secretion assay; Duvakitug, RO7790121, and tulisokibart are synthesized comparator antibodies. γ 48 Inhibition % Inhibition%

SPY002 candidates exhibit increased half-life in NHP compared to first-generation anti-TL1As SPY002 DC1: >2-3x Increased Half-life in NHPs SPY002 DC2: >2-3x Increased Half-life in NHPs SPY002 t : ~24 days SPY002 t : ~24 days 1/2 1/2 Tulisokibart t : ~12 days Tulisokibart t : ~12 days 1/2 1/2 RO7790121 t : ~7 days RO7790121 t : ~7 days 1000 1000 1/2 1/2 100 100 10 10 1 1 0 14 28 42 56 70 84 98 0 14 28 42 56 70 84 98 Time (day) Time (day) Source: Data on file. Group size was n=5 for SPY002 mAbs and tulisokibart at final endpoints for half-life determination; No RO7790121 detected after day 28; Duvakitug not compared in these models given low human half-life (7-10 days), ECCO 2024 abstract P633; Duvakitug, RO7790121, and tulisokibart are synthesized comparator antibodies. 49 Serum Conc. (μg/mL) Serum Conc. (μg/mL)

SPY002 Phase 1 initiated in 4Q 2024 Expected Ph1 study design Phase 1 milestones ü q IND clearance ü q Phase 1 initiation in 4Q 2024 SAD 5 q Interim FIH data expected 2Q 2025 SAD 4 SAD 3 q Safety and tolerability SAD 2 q Pharmacokinetics SAD 1 q Pharmacodynamics (sTL1A) q ADA Single-ascending and multiple-ascending dose cohorts • Healthy volunteers • n=8/cohort (3:1 randomization) Phase 1 results to inform which molecule advances to Phase 2 development 50

Phase 1 interim PK to confirm the potential of Q3M-Q6M maintenance dosing, as predicted by NHP data

SPY002 human half-life targets



Half-life (days)
Q3M based on PK modeling
Q6M based on PK modeling
SPY002
Humans¹
~45
~65
NHPs
24
TULISOKIBART
Humans²
19
Q2-4W SC
NHPs³
12

Human PK simulations



SPY002
Tulisokibart
Serum Conc. (µg/mL)
400
300
200
100
0
0
12
24
36
48
Time (Wk)

Source: [1]Human YTE mAb half-life is on average 3.1x of NHP half-life; Haraya, Kenta, and Tatsuhiko Tachibana. BioDrugs (2023); [2]Prometheus corporate presentation – Ph1 results; [3]Spyre preclinical studies; tulisokibart is a synthesized comparator antibody

SPYRE
51

Tulisokibart and RO7790121 dose responses support opportunity for improved efficacy in maintenance Clinical remission (mMayo) Endoscopic improvement W50 or W56 250 mg 48% 48% Q4W TULISOKIBART 100 mg 32% 36% ARTEMIS-UC Q4W Greater maintenance efficacy with higher doses 250 mg 56% 68% TULISOKIBART Q4W APOLLO-CD 100 mg 42% 59% Q4W 450 mg 36% 50% Q4W Greater maintenance RO7790121 150 mg 39% 39% efficacy with higher Q4W TUSCANY-2 doses 50 mg 31% 38% Q4W Source: UEGW 2024 posters OP079 and OP196; Artemis and Apollo patients were re-randomized for maintenance period while Tuscany-2 was a treat-through design. 52

SPY003 Appendix Next-generation anti-IL-23 antibody

SPY003 is engineered to have next-generation antibody properties Similar epitope target as risankizumab with comparable potency and selectivity in vitro Half-life extension through validated Fc modification to potentially enable Q3M-Q6M SC maintenance dosing IND-enabling tox studies completed with NOAEL at the highest dose tested High concentration (180 mg/mL) citrate-free SC formulation developed for clinical studies SPY003 Ph1 study initiation expected in 1Q 2025 Note: SPY003 license is restricted to IBD indications. 54

SPY003 targets a similar epitope as risankizumab with comparable potency in vitro Similar epitope to risankizumab Comparable potency in multiple assays SPY003 and risankizumab bind the SPY003 and risankizumab potently SPY003 and risankizumab potently same p19 subunit of IL-23 inhibit pSTAT signaling inhibit IL-17 release SPY003 Risankizumab 100 100 50 50 0 0 0.01 0.1 1 10 100 1000 0.001 0.01 0.1 1 10 100 SPY003 epitope mAb Concentration (nM) mAb Concentration (nM) Risankizumab epitope Source: Data on file. Risankizumab is a synthesized comparator antibody. 55 % Inhibition % Inhibition

SPY003 exhibits >3x the half-life of risankizumab in NHPs NHP PK profiles of SPY003 and risankizumab Half-life 1000 ~30 days SPY003 100 ~3-fold vs. risankizumab 10 ~9 days Risankizumab 1 0 14 28 42 56 70 84 98 Days Source: Data on file. Group size was n = 4 in the NHP studies with n = 4 and n = 3 at the final timepoint for half-life determination for SPY003 and risankizumab, respectively. Risankizumab is a synthesized comparator antibody. 56 Serum Conc. (μg/mL)

SPY003 Phase 1 initiation expected in 1Q 2025 Expected Ph1 study design Phase 1 milestones q Phase 1 initiation expected 1Q 2025 q Interim FIH data expected 2H 2025 SAD 5 q Safety and tolerability SAD 4 SAD 3 q Pharmacokinetics SAD 2 q ADA SAD 1 Single-ascending and multiple-ascending dose cohorts • Healthy volunteers • n=8/cohort (3:1 randomization) 57

Phase 1 interim PK to confirm the potential of Q3M-Q6M maintenance dosing, as predicted by NHP data

SPY003 human half-life targets



Half-life (days)
Q3M based on PK modeling
Q6M based on PK modeling
SPY003
Humans¹
~45
~60
NHPs
30
RISA
Humans²
28
Q8W OBI
NHPs³
9

Human PK simulations



SPY003
Risankizumab
Serum Conc. (µg/mL)
600
400
200
0
0
12
24
36
48
Time (Wk)

Source: [1]Human YTE mAb half-life is on average 3.1x of NHP half-life; Haraya, Kenta, and Tatsuhiko Tachibana. BioDrugs (2023); [2]Skyrizi BLA [3]Spyre preclinical studies; risankizumab is a synthesized comparator antibody.

SPYRE
58